                                PLEDGE AGREEMENT

         THIS PLEDGE AGREEMENT dated as of April 12, 2000 (this "Agreement"), by ____________________________ ("Pledgor" or "Debtor"), is made in favor of
MCI WORLDCOM NETWORK SERVICES, INC., a Delaware corporation (the "Agent"), for the benefit of MCI WORLDCOM, INC., its subsidiaries and affiliates (collectively, "WorldCom").

                              W I T N E S S E T H:

         WHEREAS, WorldCom provides telecommunications services to Debtor pursuant to the Service Agreements; and

         WHEREAS, Debtor is in default to WorldCom for, INTER ALIA, failure to pay its obligations to WorldCom in a timely manner (the "Past Due Indebtedness"); and

         WHEREAS, Debtor and WorldCom have agreed to restructure certain of the Past Due Indebtedness due to MCI WorldCom Network Services, Inc., as of February 3, 2000, pursuant to the terms and conditions of the Workout Agreement between the parties of even date herewith (the "Workout
Agreement"); and

         WHEREAS, Debtor and WorldCom have agreed to restructure certain of the Past Due Indebtedness due to MCI WorldCom Network Services, Inc., as of February 3, 2000, in the form of a Promissory Note in the principal amount of $56,017,698.87, of even date herewith (the "Note"), which has been executed and delivered by Debtor to MCI WorldCom Network Services, Inc.; and

         WHEREAS, Pledgor has agreed to secure its performance and payment of
(a) all obligations for the provision of services by WorldCom to Debtor pursuant to any, and all related notes, instruments, documents, or agreements and any amendments, extensions, renewals or replacements to or of any of the foregoing; and (b) all other obligations and indebtedness of Debtor to WorldCom of whatever kind and however created, whether presently existing or hereafter arising; and

         WHEREAS, Pledgor has determined that the execution, delivery, and performance of this Agreement is necessary and convenient to the conduct, promotion, and attainment of Pledgor's business; and

         WHEREAS, Pledgor desires to induce WorldCom to enter into the financial restructuring with the Debtor, to extend the term of the Past Due Obligations, and to facilitate the pending merger between Debtor and World Access, Inc. ("WAXS"), all of which are reasonably expected to benefit, directly or indirectly, Pledgor.

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce WorldCom, as set forth above, Pledgor hereby agrees with Agent for its benefit as follows:

                                   ARTICLE I
                                    PLEDGE

         1.01. PLEDGE. Pledgor hereby grants, pledges, assigns, hypothecates, and transfers to Agent, a first and prior pledge and security interest in 100% of all Capital Stock owned by Pledgor in all domestic Persons (specifically excluding all Persons organized or existing under the laws of any jurisdiction other than the United States of America or any state thereof) and each other Person which is a successor to such Persons (singly, "Issuer" and collectively, "Issuers"), now or hereafter owned beneficially or of record by Pledgor, and any certificate or instrument evidencing such interest, including, without limitation, the interests listed on Schedule 1 hereto, and, without affecting the obligation of Pledgor or Issuer under any agreement prohibiting such action, in the event of any consolidation or merger in which each Issuer is not the surviving entity, or in the event of any sale, lease, transfer, or other disposition of all or substantially all of the assets of such Issuer, all Capital Stock, equity, partnership, limited liability company ("LLC"), or other interest of the successor entity formed by or resulting from such consolidation or merger, or of the Person to which such sale, lease, transfer, or other disposition shall have been made, owned by Pledgor, and all proceeds and products of the foregoing (collectively, the "Capital Stock Collateral"), to secure the payment and performance of all of the Obligations.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

         2.01. REPRESENTATIONS AND WARRANTIES CONCERNING PLEDGOR. Pledgor represents and warrants to Agent that (a) the chief place of business and chief executive office of Pledgor is located at 223 E. De La Guerra, Santa Barbara, California 93101, and (b) no consent of any other Person and no authorization, approval, or other action by, and no notice to or filing with, any tribunal is required (i) for the pledge by Pledgor of the Capital Stock Collateral pledged by it hereunder, for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Pledgor, (ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first-priority nature of such pledge, assignment and security interest), or (iii) for the exercise by Agent of the rights provided for in this Agreement or the remedies in respect of the Capital Stock Collateral pursuant to this Agreement.

         2.02. REPRESENTATIONS AND WARRANTIES CONCERNING CAPITAL STOCK COLLATERAL. Pledgor represents and warrants to Agent that (a) Pledgor is the sole legal and beneficial owner of the Capital Stock Collateral pledged by it free and clear of any Lien, other than the Lien in favor of WAXS, security interest, option or other charge or encumbrance except for the security interest created by this Agreement or Permitted Liens; (b) no effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Capital Stock Collateral is on file in any recording office, except such as may have been filed in favor of WAXS or in favor of Agent relating to this Agreement; (c) Schedule 1 is a complete and correct description of all interest of Pledgor in each of its Subsidiaries, including each class of interest and number of units or percentage of ownership owned by Pledgor; (d) the pledge, assignment, and delivery of the Capital Stock Collateral hereunder, and filing of an appropriate financing statement, create a valid first and prior perfected security interest in the Capital Stock Collateral, securing the Obligations; (e) the Capital Stock pledged hereunder is duly authorized, validly issued, fully paid, and non-assessable and was not issued in violation of the rights of any Person; (f) no unpaid capital call or dispute exists with respect to any of the Capital Stock Collateral; (g) none of the Capital Stock Collateral is evidenced by a certificate, instrument, or other writing that has not been delivered to Agent; (h) the interest of Pledgor in each of its Subsidiaries is a 100% interest of all Capital Stock of Pledgor's Subsidiaries specified on Schedule 1 unless otherwise indicated on Schedule 1; (i) none of the Capital Stock Collateral is subject to any buy-sell, voting trust, transfer restriction (other than transfer restrictions arising under the Exchange
Act), preferential right to purchase, or similar agreement or any option, warrant, put or call or similar agreement, which would restrict Pledgor's ability to pledge same hereunder; and (j) Pledgor's federal taxpayer identification number is 77-0362681. The delivery at any time by Pledgor to Agent or WAXS, as the case may be, of the Capital Stock Collateral shall constitute a representation and warranty by Pledgor under this Agreement that, with respect to such Capital Stock Collateral, Pledgor is the sole legal and beneficial owner of the Capital Stock Collateral, and that the matters set forth in this Section 2.02 are true and correct with respect to such Capital Stock Collateral.

         2.03. REPRESENTATIONS AND WARRANTIES CONCERNING BENEFIT. Pledgor represents and warrants to Agent that (a) the value of the consideration received and to be received by Pledgor is reasonably worth at least as much as the liability and obligation of Pledgor hereunder, and such liability and obligation may reasonably be expected to benefit Pledgor directly or indirectly; and (b) neither Agent nor any other Person has made any representation, warranty, or statement to Pledgor (other than as set forth in the Loan Documents) in order to induce Pledgor to execute this Agreement.

                                  ARTICLE III
                                   COVENANTS

         3.01. AFFIRMATIVE COVENANTS. Pledgor covenants and agrees (a) promptly to deliver to WAXS, on behalf of Agent, all instruments, certificates, documents, or agreements evidencing any of the Capital Stock Collateral; (b) promptly to notify Agent of any material change in any fact or circumstances warranted or represented by Pledgor in this Agreement or in any other WorldCom Document; (c) promptly to notify Agent of any claim, action, or proceeding affecting Pledgor's title to the Capital Stock Collateral, or any part thereof, or the security interest therein granted hereunder, and, at the request of Agent, appear in and defend, at Pledgor's expense, any such action or proceeding; (d) promptly to pay to Agent the amount of all court costs and reasonable attorney's fees incurred by Agent hereunder; and (e) promptly notate the lien and security interest of Agent on its books and records related to the Capital Stock Collateral.

         3.02. NEGATIVE COVENANTS. Pledgor covenants and agrees that it shall not (a) transfer or seek to transfer directly, or create any other security interest or pledge in, mortgage, or otherwise encumber the Capital Stock Collateral or any part thereof, or permit the same to be or become subject to any lien, attachment, execution, sequestration, other legal or equitable process, or any encumbrance of any kind or character, or grant any option, warrant, or other rights in the Capital Stock Collateral in favor of any Person other than Agent; (b) cause or permit any Issuer to authorize and issue any additional Capital Stock or take any other action that would otherwise dilute any of the Capital Stock Collateral; (c) approve any amendment to the articles of incorporation, partnership agreement, LLC agreement, by-laws, or other organizational or governance document of any Issuer; (d) permit the merger, consolidation or dissolution of any Issuer, or the sale by any Issuer of any material portion of its assets other than in the ordinary course of business; or (e) sell, lease, transfer or otherwise dispose of any Capital Stock Collateral in any manner.

         3.03. RIGHT TO DISTRIBUTIONS. With respect to any certificates, bonds, or other instruments or securities constituting a part of the Capital Stock Collateral, Agent, shall have authority during the continuance of an Event of Default, without notice to Pledgor, either to have the same registered in Agent's name, or in the name of a nominee, and, with or without such registration, to demand of the Issuer thereof, and to receive and receipt for, any and all distributions (including any stock or similar dividend or distribution) payable in respect thereof, whether they be ordinary or extraordinary. Subject to the next sentence hereof, if Pledgor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a distribution in connection with any reclassification, increase, or reduction of capital or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Capital Stock Collateral, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Capital Stock Collateral, or otherwise, Pledgor agrees to accept the same as Agent's agent and to hold the same in trust on behalf of and for the benefit of Agent, and to deliver the same immediately to Agent, in the exact form received, with appropriate undated stock, partnership interest, LLC membership interest, or similar powers, duly executed in blank, to be held by Agent, subject to the terms hereof, as Capital Stock Collateral. Unless an Event of Default is in existence or would occur as a result thereof, Pledgor shall be entitled to receive and utilize for its own purposes, all cash distributions (other than distributions constituting a return of capital) paid in respect of any of the Capital Stock Collateral. Agent shall be entitled to all distributions, and to any sums paid upon or in respect of any Capital Stock Collateral, upon the liquidation, dissolution, or reorganization of the Issuer thereof or which constitute a return of capital, which distribution shall be paid to Agent, to be held by it as additional Capital Stock Collateral security for the Obligations, or for application to the Obligations at the discretion of Agent. All distributions paid or distributed in respect of the Capital Stock Collateral which are received by Pledgor in violation of this Agreement shall, until paid or delivered to Agent, be held by Pledgor in trust as additional Capital Stock Collateral for the Obligations.

         3.04. RECORDS OF CAPITAL STOCK COLLATERAL. Pledgor at all times shall maintain accurate books and records concerning the Capital Stock Collateral. Pledgor shall cause all Issuers of the Capital Stock Collateral to mark immediately all books and records of issue, registration, and transfer relating to the Capital Stock Collateral with an entry showing the Capital Stock Collateral assignment of the Capital Stock Collateral to Agent.

         3.05. INFORMATION AND INSPECTION. Pledgor shall, and shall cause each Issuer to, (a) allow Agent to inspect and copy, or at the option of Agent, furnish copies of, all records relating to the Capital Stock Collateral and the Obligations; and (b) furnish Agent such information as it may request with respect to the Capital Stock Collateral, any distributions thereon, and any proceeds thereof, at the time and in the form requested by Agent.

         3.06. INDEMNITY AND EXPENSES.


                  (a) Pledgor shall indemnify Agent from and against any and all claims, losses, and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), expressly including such claims, losses, or liabilities arising out of mere negligence of Agent, except claims, losses, or liabilities resulting from Agent's gross negligence or willful misconduct.

                  (b) Pledgor will upon demand pay to Agent, as the case may be, the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Agent may incur in connection with (i) the sale of, collection from, or other realization upon, any of the Capital Stock Collateral; (ii) the exercise or enforcement of any of the rights of Agent hereunder; or (iii) the failure by Pledgor to perform or observe any of the provisions hereof.

                  (c) Any payment made or cost borne by Agent (or incurred on Agent's behalf) shall be a part of the Obligations, shall be payable upon demand, and shall bear interest as provided in the Credit Agreement.

         3.07. ADDITIONAL DOCUMENTS. Pledgor, at its expense, shall take all actions and execute and deliver such further instruments, agreements, blank stock, partnership interest, LLC membership interest, or similar powers, and assignments as Agent shall deem necessary or appropriate to obtain, maintain, and perfect the security interest granted hereunder, including the security interest in after-acquired Capital Stock Collateral granted herein, and to enable Agent to comply with all applicable federal or state laws in order to obtain or perfect Agent's interest in the Capital Stock Collateral, to effect its rights hereunder, or to obtain distributions and other proceeds of the Capital Stock Collateral as provided herein.

         3.08. ADDITIONAL CAPITAL STOCK COLLATERAL. Upon acquisition by Pledgor of any additional interest in any Issuer, Pledgor shall be deemed to grant hereunder, and shall cause to be granted, Liens and security interests on such interest to Agent, as security for the Obligations. Pledgor agrees to take, and to cause to be taken, at its own cost and expense, such actions as Agent shall deem necessary or appropriate to create, evidence, and perfect such Liens and assure the priority of such Liens, which may only be junior to the prior security interests, if any, of World Access, Inc.

                                   ARTICLE V
                           RIGHTS AND POWERS OF AGENT

         4.01. REMEDIES UPON DEFAULT. Agent, during the continuance of an Event of Default and without liability to Pledgor, may without notice or demand: obtain from any Person information regarding Pledgor, any Issuer of the Capital Stock Collateral, or any of their businesses, which information any such Person also may furnish without liability to Pledgor or any other Person; require Pledgor to give possession or control of any of the Capital Stock Collateral to Agent; endorse as Pledgor's agent or attorney-in-fact any instruments or documents representing proceeds of the Capital Stock Collateral; unless earlier permitted hereunder, take control of funds generated by the Capital Stock Collateral and any other proceeds, and exercise all other rights which an owner of such Capital Stock Collateral may exercise; at any time transfer any of the Capital Stock Collateral or evidence thereof into its own name or that of its nominee; vote any Capital Stock Collateral and exercise any rights with respect thereto; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon the Capital Stock Collateral, in its own name or in the name of Pledgor as Agent may determine. Agent shall not be liable for failure to collect any distribution or other proceeds or for any act or omission on the part of Agent, its officers, agents, employees, or other representatives, except willful misconduct and gross negligence. The foregoing rights of Agent shall be in addition to, and not a limitation upon, any right of Agent given by law, elsewhere in this Agreement or any other Loan Documents, or otherwise.

         4.02. RIGHT OF AGENT TO NOTIFY ISSUERS. At any time during the continuance of an Event of Default and at such other times as Agent is entitled to receive distributions and other property constituting Capital Stock Collateral pursuant to the terms of this Agreement, Agent may notify Issuers of the Capital Stock Collateral to make payments of the applicable distributions directly to Agent, and Agent may take control of all applicable proceeds of any Capital Stock Collateral. Until Agent elects to exercise such right, during the continuance of an Event of Default, Pledgor, as agent of Agent, shall collect and segregate all distributions and other amounts paid or distributed with respect to the Capital Stock Collateral.

         4.03. DELIVERY OF RECEIPTS TO AGENT. Upon Agent's demand during the continuance of an Event of Default, Pledgor shall deposit, upon receipt and in the form received, with any necessary endorsement, all payments received as proceeds of or otherwise in connection with the Capital Stock Collateral, in a special bank account in a bank of Agent's choice over which Agent alone shall have power of withdrawal. The funds in such account shall secure the Obligations. Agent is authorized, and is hereby appointed during the continuance of an Event of Default as Pledgor's attorney-in-fact, to make any endorsement in Pledgor's name and behalf. Pending such deposit, Pledgor shall not mingle any such payments with any of Pledgor's other funds or property but shall hold them separate and upon an express trust for Agent. During the continuance of an Event of Default, Agent may from time to time apply the whole or any part of the funds in the special account against the Obligations.

         4.04. VOTING RIGHTS. It is expressly understood and agreed that Pledgor shall retain all voting or management rights to the Capital Stock Collateral unless an Event of Default shall occur, at which time such voting rights shall transfer to or be exercised as directed by, at its sole discretion; PROVIDED, however, that no voting or management rights shall be exercised, vote cast, consent, waiver, or ratification given, or action taken by Pledgor which would be inconsistent with or violate any provision of this Agreement or any other WorldCom Document.

         4.05. REALIZATION UPON CAPITAL STOCK COLLATERAL. During the continuance of an Event of Default, Agent, without notice or demand, but subject to any limitations or restrictions imposed by applicable law, may exercise any right of a secured party under the Uniform Commercial Code of Oklahoma or any other applicable jurisdiction ("UCC"), under this Agreement, under any other WorldCom Documents, or otherwise and also may (i) require Pledgor to, and Pledgor hereby agrees that it will at its expense and upon request of Agent, forthwith, assemble all or part of the Capital Stock Collateral as directed by Agent, and make it available to Agent, at a place to be designated by Agent, which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Capital Stock Collateral or any portion thereof in one or more parcels at public or private sale, at any of Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Agent may deem commercially reasonable. Unless the Capital Stock Collateral is of a type customarily sold on a recognized market, Agent shall give Pledgor reasonable written notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Pledgor agrees that ten days advance written notice thereof shall constitute reasonable notice. Agent shall not be obligated to make any sale of Capital Stock Collateral, regardless of notice of sale having been given. Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Expenses of retaking, holding, preparing for sale, selling, or the like shall include Agent's reasonable attorneys' fees and legal expenses and constitute a portion of the Obligations. During the continuance of an Event of Default, Agent shall be entitled to immediate possession of all books and records maintained by Pledgor with respect to the Capital Stock Collateral, and shall have the authority to enter upon any premises upon which any of the same may be situated and remove the same therefrom without liability. Upon disposition of Capital Stock Collateral during an Event of Default, Pledgor shall be entitled to any surplus with respect to the Capital Stock Collateral following payment in full of the Obligations and termination hereof and shall be liable to Agent for any deficiency with respect thereto. All cash proceeds received by Agent upon any sale of, collection of, or other realization upon all or any part of the Capital Stock Collateral shall be applied as follows:

         FIRST: To the payment of all out-of-pocket expenses incurred in connection with the sale of, collection of, or other realization upon the Capital Stock Collateral, including reasonable attorneys' fees and disbursements;

         SECOND: To the payment of the Obligations, in such order and in such manner consistent with applicable law as Agent in its discretion and in accordance with its agreements shall decide; and

         THIRD: To the extent of the balance (if any) of such proceeds, to the payment of such balance (if any) of such proceeds to Pledgor or other Person legally entitled thereto.


         Non-cash proceeds of any disposition of the Capital Stock Collateral available to satisfy the Obligations shall be applied to the Obligations in such order and in such manner consistent with applicable law as Agent in its discretion shall decide.

         4.06. SECURITIES AND OTHER LAWS; CONTRACTUAL RESTRICTIONS;
               REGISTRATION.

                  (a) Because of the Securities Act of 1933, as amended (the "Securities Act"), and other laws, including, without limitation, state "blue sky" laws, or contractual restrictions or agreements imposed upon certain Persons, there may be legal restrictions or limitations affecting Agent in any attempts to dispose of the Capital Stock Collateral and the enforcement of its rights hereunder. For these reasons, Agent is hereby authorized by Pledgor, but not obligated, during the continuance of any Event of Default to sell or otherwise dispose of any of the Capital Stock Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Capital Stock Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other law. Agent is also hereby authorized by Pledgor, but not obligated, to take such actions, give such notices, obtain such consents, and do such other things as Agent may deem required or appropriate under the Securities Act or other securities laws or other laws or contractual restrictions or agreements in the event of a sale or disposition of any of the Capital Stock Collateral. Pledgor clearly understands that Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Capital Stock Collateral than would otherwise be obtainable if the same were registered and sold in the open market. No sale so made in good faith by Agent shall be deemed to be not "commercially reasonable" because so made. Pledgor agrees that in the event Agent shall, during the continuance of an Event of Default, sell the Capital Stock Collateral or any portion thereof at any private sale or sales, Agent shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to Agent, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of fraud, such reliance shall be evidence that Agent handled such matter in a commercially reasonable manner under applicable law.

                  (b) If Agent shall determine to exercise its right to sell any or all of the Capital Stock Collateral, and if in the opinion of counsel for Agent it is necessary, or if in the opinion of Agent it is advisable, to have the Capital Stock Collateral (or that portion thereof to be sold) registered under the provisions of the Securities Act, Pledgor will, to the fullest extent it has the capability to do so, cause the Issuer or Issuers of the Capital Stock Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at Pledgor's expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of Agent, advisable to register the Capital Stock Collateral (or that portion thereof to be sold) under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as Agent may deem appropriate to facilitate the sale or other disposition of such Capital Stock Collateral from the date of the first public offering of the Capital Stock Collateral (or that portion thereof to be sold) and to make all amendments thereto and/or to the related prospectus which, in the opinion of Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act. Pledgor shall use its best efforts to cause each Issuer to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which Agent shall designate and to cause each Issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

         4.07  FURTHER APPROVALS REQUIRED.


                  (a) In connection with the exercise by Agent of its rights hereunder that effects the disposition of or use of any Capital Stock Collateral, it may be necessary to obtain the prior consent, waiver, or approval of tribunals and other Persons to a transfer or assignment of Capital Stock Collateral, including, without limitation, the FCC.

                  (b) Pledgor hereby agrees, upon the occurrence of an Event of Default, to execute, deliver, and file, and hereby appoints (to the extent permitted under applicable law) Agent, as its attorney-in-fact, upon the occurrence of an Event of Default, to execute, deliver, and file on Pledgor's behalf and in Pledgor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary or appropriate, in Agent's opinion, to obtain such consents, waivers, or approvals. Pledgor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.07 and that such failure would not be adequately compensable in damages and therefore agrees that this Section 4.07 may be specifically enforced.

         4.08 CONVERTIBLE SECURITIES. Upon the occurrence of an Event of Default, Agent may present for conversion any Capital Stock Collateral which is convertible into any other instrument, investment security, or cash. Agent shall not have any duty, however, to present for conversion any of the Capital Stock Collateral, unless it shall have received from Pledgor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible and such conversion does not violate any provisions of any WorldCom Document.

         4.09. ISSUER LIABILITIES. By taking a security interest in the Capital Stock Collateral pursuant to this Agreement, Agent does not assume, accept, or become liable with respect to any debts, liabilities, or obligations of or owed to any Issuer of any Capital Stock Collateral.

         4.10. POWER OF ATTORNEY. PLEDGOR HEREBY IRREVOCABLY GRANTS TO AGENT PLEDGOR'S PROXY (EXERCISABLE FROM AND AFTER THE OCCURRENCE OF AN EVENT OF DEFAULT) TO VOTE ANY CAPITAL STOCK COLLATERAL AND, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, APPOINTS AGENT, AS PLEDGOR'S ATTORNEY-IN-FACT TO PERFORM ALL OBLIGATIONS OF PLEDGOR UNDER THIS AGREEMENT AND TO EXERCISE ALL OF AGENT'S RIGHTS HEREUNDER. THE PROXY AND POWER OF ATTORNEY HEREIN GRANTED, AND EACH STOCK, PARTNERSHIP INTEREST, OR LLC MEMBERSHIP INTEREST POWER AND SIMILAR POWER NOW OR HEREAFTER GRANTED (INCLUDING ANY EVIDENCED BY A SEPARATE WRITING), ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

                                   ARTICLE II
                                  MISCELLANEOUS


         5.01. CUMULATIVE RIGHTS. All rights of Agent under the WorldCom Documents are cumulative of each other and of every other right which Agent may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest granted hereunder or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of any other right.

         5.02. AGENT'S DUTIES. The powers conferred on Agent hereunder are intended solely to protect Agent's interest in the Capital Stock Collateral and shall not impose any duty upon Agent to exercise any such powers. Except for the safe custody of any Capital Stock Collateral in its possession and the accounting for moneys actually received by it hereunder, Agent shall have no duty as to any Capital Stock Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders, or other matters relative to any Capital Stock Collateral, whether or not Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any reasonable care in the custody and preservation of any Capital Stock Collateral in its possession if such Capital Stock Collateral is accorded treatment substantially equal to that which Agent accords its own property. Except as provided in this Section 5.02, Agent shall not have any duty or liability to protect or preserve any Capital Stock Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating Agent, and Agent shall not be required or obligated, to (a) present or file any claim or notice or take any action with respect to any Capital Stock Collateral or in connection therewith or (b) notify Pledgor of any decline in the value of any Capital Stock Collateral.

         5.03. WAIVER. No waiver of any Event of Default shall be deemed to be a waiver of any other subsequent Event of Default, nor shall any such waiver be deemed to be a continuing waiver. No delay or omission by Agent in exercising any right hereunder, or under any other of the Loan Documents, shall impair any such right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or the exercise of any other right of Agent hereunder or under any other of the Loan Documents.

         5.04. WAIVERS BY PLEDGOR. Pledgor waives notice of the creation, advance, increase, existence, extension, or renewal of, or of any indulgence with respect to, the Obligations; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligations outstanding at any time, notice of any Default or Event of Default, and all other notices respecting the Obligations; and agrees that maturity of the Obligations and any part thereof may be accelerated, extended, or renewed one or more times by Agent, in its sole discretion, without notice to Pledgor. Pledgor waives (a) any claim that, as to any part of the Capital Stock Collateral, a public sale, should Agent elect so to proceed, is, in and of itself, not a commercially reasonable method of sale for such Capital Stock Collateral; (b) except as otherwise provided in this Agreement, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE OR JUDICIAL HEARING IN

CONNECTION WITH AGENT'S DISPOSITION OF ANY OF THE CAPITAL STOCK COLLATERAL, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT THAT PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE AND ALL OTHER REQUIREMENTS AS TO THE TIME, PLACE, AND TERMS OF SALE OR OTHER REQUIREMENTS WITH RESPECT TO THE ENFORCEMENT OF AGENT'S RIGHTS HEREUNDER; AND
(C) ALL RIGHTS OF REDEMPTION, APPRAISAL, OR VALUATION.

         5.05. OTHER PARTIES AND OTHER CAPITAL STOCK COLLATERAL. No renewal, increase, or extension of or any other indulgence with respect to the Obligations or any part thereof, no release, exchange, or taking of any security, no release of any Person (including Pledgor, any of Pledgor's Subsidiaries, maker, endorser, guarantor, or surety) liable on the Obligations, no delay in enforcement of payment, no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligations or any security therefor or guaranty thereof or under this Agreement, and no other circumstance or event which might constitute a defense available to or discharge of Pledgor, any of Pledgor's Subsidiaries, or any other Person shall in any manner impair or affect the rights of Agent hereunder, under any other of the Loan Documents, at law, or in equity. Agent need not file suit or assert a claim for personal judgment against any Person for any part of the Obligations or seek to realize upon any other security for the Obligations before foreclosing upon the Capital Stock Collateral for the purpose of paying the Obligations. Pledgor waives any right to the benefit of or to require or control application of any other security or proceeds thereof and agrees that Agent shall have no duty or obligation to Pledgor to apply any such other security or proceeds thereof to the Obligations. Pledgor hereby waives all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against any of Pledgor's Subsidiaries, or others, whether arising pursuant to Oklahoma statutory or case law or otherwise.

         5.06. CONTINUING SECURITY INTEREST. This Agreement constitutes a continuing security interest in the Capital Stock Collateral and shall remain in full force and effect until final payment and performance in full of the Obligations.

         5.07. PARTIES BOUND. This Agreement shall be binding on Pledgor and its successors, assigns, and other legal representatives and shall inure to the benefit of Agent and its successors and assigns; PROVIDED, however, that Pledgor may not assign its rights or obligations hereunder without the prior written consent of Agent. The rights, powers, and interests held by Agent hereunder may be transferred or assigned, in whole or in part, in accordance with the Credit Agreement, without the consent of Pledgor.

         5.08. NOTICES AND DELIVERIES. All notices, communications, and materials to be given or delivered pursuant to this Agreement shall be given or delivered in the manner provided in, and shall be deemed effective in accordance with, the provisions of the Note. For purposes of notices, communications, and materials to be given or delivered pursuant to this Agreement, addresses and facsimile numbers and the individuals or departments to whose attention the same shall be directed are, for Agent, as set forth in the Note and are, for Pledgor, as follows:

                           If to Pledgor:


                           ----------------------------
                           ----------------------------
                           ----------------------------
                           ----------------------------
                           ----------------------------

                           with a copy to:


                           Riordan & McKinzie
                           Twenty-Ninth Floor
                           300 South Grand Avenue
                           Los Angeles, California 90071
                           Attention: Richard J. Welch
                           Facsimile No.:  (213) 229-8550

or at such other addresses or facsimile numbers or to the attention of such other individuals or departments as Pledgor may hereafter specify in a notice to the other party specifically captioned "Notice of Change of Address."

         5.09. MODIFICATIONS, AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement, and no consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.10. FINANCING STATEMENT. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Capital Stock Collateral shall be sufficient as a financing statement. Pledgor hereby authorizes Agent to file one or more financing or continuation statements, and amendments thereto, relating to any Capital Stock Collateral, without the signature of Pledgor where permitted by law.

         5.11. DEFINITIONS. Unless otherwise defined in this Agreement, terms used herein shall have the meanings set forth in the Workout Agreement, or Credit Agreement, in that order. Unless the context indicates otherwise or the terms are otherwise defined herein, definitions in the Uniform Commercial Code as enacted in the State of Oklahoma (the "UCC") apply to words and phrases in this Agreement. The terms "Pledgor" and "Issuer" shall include, without limitation, such Person, such Person's heirs, successors and assigns, such Person as a debtor-in-possession, and any receiver, trustee, liquidator, conservator, custodian, or similar party appointed for such Person or all or substantially all of its assets under any law.

         5.12. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws, such provision shall be fully severable, this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

         5.13. COUNTERPARTS. This Agreement and the other Loan Documents may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         5.14.    CONTROL.

                  (a) Notwithstanding anything herein to the contrary, this Agreement, the other Loan Documents, and the transactions contemplated hereby and thereby (i) prior to a foreclosure of the Liens granted under this Agreement and the other Loan Documents, do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of Pledgor, any Issuer of any Capital Stock Collateral, or any Subsidiary of Pledgor by Agent or control, affirmative or negative, direct or indirect, by Agent over the management or any other aspect of the operation of Pledgor, any Issuer of Capital Stock Collateral, or any Subsidiary of Pledgor, which ownership and control remains exclusively and at all times in Pledgor, such Subsidiary of Pledgor, or such Issuer of Capital Stock Collateral; and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntarily or involuntarily, directly or indirectly, of any license or certificate at any time issued by the FCC or other applicable tribunal to Pledgor, any Issuer of Capital Stock Collateral, or any Subsidiary of Pledgor ("License") or the transfer of control of Pledgor, any Issuer of Capital Stock Collateral, or any Subsidiary of Pledgor within the meaning of Section 310(d) of the Communications Act of 1934, as amended, or any other applicable laws.

                  (b) Notwithstanding any other provision of this Agreement, any foreclosure on, sale, transfer, or other disposition of, or the exercise of any right to vote or consent with respect to, any of the Capital Stock Collateral as provided herein or any other action taken or proposed to be taken by Agent hereunder which would affect the operational, voting, or other control of Pledgor, any Subsidiary of Pledgor, any Issuer of Capital Stock Collateral, or any Subsidiary of any Issuer of Capital Stock Collateral shall be in accordance with applicable law.

                  (c) If an Event of Default shall have occurred, Pledgor shall take any action which Agent may reasonably require in order to transfer and assign to Agent, or to such one or more third parties as Agent may designate or to a combination of the foregoing, each License of the Pledgor, each Subsidiary, or any Issuer of the Capital Stock Collateral. To enforce the provisions of this Section 5.14, Agent is empowered, upon the occurrence during the continuance of an Event of Default, to require the appointment of a receiver from any court of competent jurisdiction. Such receiver shall be instructed to seek from the FCC or other applicable tribunal an involuntary transfer of control of each such License for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. Pledgor hereby agrees to authorize such an involuntary transfer of control upon the request of the receiver so appointed and, if Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence of an Event of Default, Pledgor shall further use its best efforts to assist in obtaining approval of the FCC or other applicable tribunal, if required, for any action or transactions contemplated by this Agreement, including, without limitation, the preparation, execution, and filing with the FCC or other applicable tribunal of the assignor's or transferor's portion of any application or applications for consent to the assignment of any License or transfer of control necessary or appropriate under the rules and regulations of the FCC or other applicable tribunal for approval of the transfer or assignment of any portion of the Capital Stock Collateral, together with any License.

                  (d) Pledgor acknowledges that the assignment or transfer of each License of Pledgor, each Subsidiary of Pledgor, and Issuer of the Capital Stock Collateral is integral to Agent's realization of the value of the Capital Stock Collateral pledged by Pledgor, that there is no adequate remedy at law for failure by Pledgor to comply with the provisions of this
Section 5.14, and that such failure would not be adequately compensable in damages and therefore agrees, without limiting the right of Agent to seek and obtain specific performance of other obligations of Pledgor contained in this Agreement, that the agreements contained in this Section 5.15 may be specifically enforced.

         5.15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA (OTHER THAN THE CONFLICT OF LAWS RULES THEREOF AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR CAPITAL STOCK COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF OKLAHOMA).

         5.16. WAIVER OF JURY TRIAL. AGENT AND PLEDGOR HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT, OR OTHERWISE) IN ANYWAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

         5.17. AGENT'S RIGHT TO USE AGENTS. Agent may exercise its rights under this Agreement through an agent or other designee.

         5.18. NO INTERFERENCE, COMPENSATION, OR EXPENSE. Agent may exercise its rights under this Agreement (a) without resistance or interference by Pledgor and (b) without payment of any rent, license fee, or compensation of any kind to Pledgor.

         5.19. WAIVER OF SUBROGATION. Pledgor shall not assert, enforce, or otherwise exercise (a) any right of subrogation to any of the rights or Liens of Agent or any other Person against Pledgor, any of Pledgor's Subsidiaries, or any other Person on all or any part of the Obligations or any Capital Stock Collateral or other security, or (b) any right of recourse, reimbursement, contribution, indemnification, or similar right against Pledgor, any of Pledgor's Subsidiaries, or any other Person on all or any part of the Obligations or any Capital Stock Collateral or any security, and Pledgor hereby agrees not to exercise any and all of the foregoing rights and any right to participate in any collateral or other security given to Agent to secure payment of the Obligations, however any such rights arise, whether hereunder or any other Loan Document or by operation of law. If any amount shall be paid to Pledgor in violation of the immediately preceding sentence, such amount shall be deemed to have been paid to Pledgor for the benefit of, and held in trust for the benefit of, Agent and shall forthwith be paid to Agent to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. The provisions of this Section 5.20 shall survive the termination of this Agreement, and any satisfaction and discharge of Pledgor and each other Person by virtue of any payment, court order, or law.

         5.20. LOAN DOCUMENT. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered, and applied in accordance with the terms and provisions thereof.

         5.21. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         5.22. ENTIRE AGREEMENT. THIS AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PLEDGOR AND AGENT REGARDING THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR ORAL, CONTEMPORANEOUS, OR SUBSEQUENT AGREEMENTS OF THE PARTIES HERETO. PLEDGOR ACKNOWLEDGES THAT THERE ARE NO CONTEMPORANEOUS ORAL AGREEMENTS BETWEEN PLEDGOR AND AGENT REGARDING THE SUBJECT MATTER HEREOF.

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


         IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement as of the date first set forth above.


                                       PLEDGOR:




                                       ----------------------------------------
                                       By:
                                          -------------------------------------
                                       Its:
                                           ------------------------------------

                                       Attest:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

                                       (CORPORATE SEAL)